                                ADOPTION AGREEMENT FOR

                         REGIS RETIREMENT PLAN SERVICES, INC.
                        NON-STANDARDIZED 401(k) PROFIT SHARING
                                    PLAN AND TRUST

    The undersigned Employer adopts the Regis Retirement Plan Services, Inc. Non-Standardized 401(k) Profit Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

                   A1   COASTCAST CORPORATION 401(k) RETIREMENT PLAN

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

B1  Name of Employer COASTCAST CORPORATION

                   -

B2  Address        3025 EAST VICTORIA STREET
                   RANCHO DOMINGUEZ              CA        90221

    Telephone      (310) 532-2060

B3  Employer Identification Number     95 -  345926

B4  Date Business Commenced            1/28/80

B5  TYPE OF ENTITY

    a.   / /  S Corporation
    b.   / /  Professional Service Corporation
    c.   /X/  Corporation
    d.   / /  Sole Proprietorship
    e.   / /  Partnership
    f.   / /  Other _

    AND, is the Employer is a member of . . .

         g.   a controlled group?  / / Yes  /X/ No
         h.   an affiliated service group?  / / Yes   /X/ No


Copyright 1992-N Regis Retirement Plan Services, Inc.

B6  NAME(S) OF TRUSTEE(S)    a.   FLEET NATIONAL BANK

                             b.   _


                             c.   _

B7  TRUSTEES' ADDRESS   a.   / / Use Employer Address
                        b.   /X/ ONE FEDERAL STREET
                                 BOSTON, MA 02211

B8  LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:
    a. /X/ State   b. / / Commonwealth of   c. CALIFORNIA and this Plan and
    Trust shall be governed under the same.

B9  EMPLOYER FISCAL YEAR means the 12 consecutive month period:

    Commencing on a. JANUARY 1 (e.g., January 1st) and ending on b. DECEMBER 31

PLAN INFORMATION

C1  EFFECTIVE DATE

    This Adoption Agreement of the Regis Retirement Plan Services, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

    a. / / establish a new Plan and Trust effective as of _ (hereinafter called the "Effective Date").

    b. /X/ constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective 1/1/96 (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is 4/1/97(For TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2  PLAN YEAR means the 12 consecutive month period:

    Commencing on a. JANUARY 1, and ending on b. DECEMBER 31.

    IS THERE A SHORT PLAN YEAR?

         c.   /X/ No
         d.   / / Yes, beginning _

                       and ending .

C3  ANNIVERSARY DATE of Plan (Annual Valuation Date)

    a. DECEMBER

C4  PLAN NUMBER assigned by the Employer (select one)

    a. / /001    b. /X/002    c. / /003    d. / /Other_

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

    a. /X/  Employer (Use Employer Address)
    b. / /  Name _

            Address _

                    _,                 _         _

            Telephone   _

            Administrator's I.D. Number  -

C6  PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

    a. /X/    Employer (Use Employer Address)

    b. / /    Name_

              Address

                    _,                 _         _

ELIGIBILITY, VESTING AND RETIREMENT AGE

Dl  ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean:

    a.   / /  all Employees who have satisfied the eligibility requirements.

    b. /X/ all Employees who have satisfied the eligibility requirements except those checked below:
         1.   / /  Employees paid by commissions only.
         2.   / /  Employees hourly paid.
         3.   / /  Employees paid by salary.
         4. /X/ Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
         5.   / /  Highly Compensated Employees.
         6. /X/ Employees who are non-resident aliens who received no earned income (within the meaning of Code Section 911 (d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861
                   (a)(3)).
         7.   / /  Other_

         NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414 (n) or 414 (o).

D2  EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

    Employees of Affiliated Employers:

         a.   /X/  will not or N/A
         b.   / /  will


    be treated as Employees of the Employer adopting the Plan.

    NOTE: If D2b is elected, each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

    a. /X/ On the basis of actual hours for which an Employee is paid or entitled to payment.

    b. / / On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

    c. / / On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

    d. / / On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

    e. / / On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4  YEARS OF SERVICE

    a.   / /  1,000 Hour Method
    b.   /X/  Elapsed Time Method

D5  CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
    (Check either a OR b and c, and if applicable, d)
    Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

    a. / / NO AGE OR SERVICE REQUIRED.

    b. /X/ SERVICE REQUIREMENT. (may not exceed 1 year)

         1. / / None
         2. /X/ 1/2 Year of Service
         3. / / 1 Year of Service
         4. / / Other

NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

    c. /X/ AGE REQUIREMENT (may not exceed 21 )

         1. / / N/A - No Age Requirement.
         2. / / 20 1/2
         3. /X/ 21
         4. / / Other_

    d. / / FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D6  EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
    An Eligible Employee shall become a Participant as of:

    a. / /    the first day of the Plan Year in which he met the requirements.

    b. / / the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.

    c. / / the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.

    d. / / the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less and age 20 1/2 or less.)

    e. / / the first day of the month coinciding with or next following the date on which he met the requirements.

    f. /X/ Other: THE FIRST DAY OF CALENDAR QUARTER COINCIDING WITH OR NEXT FOLLOWING MEETING THE ELIGIBILITY REQUIREMENTS, provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D5 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D7  VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

    The vesting schedule, based on number of Years of Service, shall be as follows:

    a.   / /  100% upon entering Plan.
    b.   / /  0-2 years      0%        c.   / /  0-4 years      0%
              3 years      100%                  5 years      100%

    d.   / /  0-1 year       0%        e.   / /  1 year        25%
              2 years       20%                  2 years       50%
              3 years       40%                  3 years       75%
              4 years       60%                  4 years      100%
              5 years       80%
              6 years      100%

    f.   /X/  1 year        20%        g.   / /  0-2 years      0%
              2 years       40%                  3 years       20%
              3 years       60%                  4 years       40%
              4 years       80%                  5 years       60%
              5 years      100%                  6 years       80%
                                                 7 years      100%

    h.   / /  Other - Must be at least as liberal as either c or g above.

              Years of Service                 Percentage

              -                             -

              -                             -

              -                             -

              -                             -

              -                             -

              -                             -

D8 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

    a. /X/ Vesting schedule has not been amended or amended schedule is more favorable in all years.

    b. / /    Years of Service              Percentage

              -                             -

              -                             -

              -                             -

              -                             -

              -                             -

              -                             -

D9 TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

    a. /X/    N/A (D7a, b, d, e or f was selected)

    b. / /    0-1 year  0%             c. / /    0-2 years      0%
              2 years  20%                       3 years      100%
              3 years  40%
              4 years  60%
              5 years  80%
              6 years 100%

    NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D10 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

    a. / /    Service prior to the Effective Date of the Plan or a predecessor plan.
              b. /X/ N/A.
    c. / /    Service prior to the time an Employee attained age 18. d./X/ N/A.

D11 PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

    a. /X/ No.
    b. / / Yes: Years of Service with
           shall be recognized for the purpose of this Plan.

    NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.

D12 NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

    a. /X/    the date a Participant attains his 65 birthday. (not to exceed
              65th)
    b. / / the later of the date a Participant attains his _ birthday (not to exceed 65th) or the c. _ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D13 NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

    a  /X/ as of the Participant's "NRA".

           OR (must select b. or c. AND 1. or 2.)

    b. / / as of the first day of the month...
    c. / / as of the Anniversary Date...

           1./ /   coinciding with or next following the Participant's "NRA".

           2./ /   nearest the Participant's "NRA"

D14 EARLY RETIREMENT DATE (Plan Section 1.12) means the:

    a./X/ No Early Retirement provision provided.

    b./ / date on which a Participant...

    c./ / first day of the month coinciding with or next following the date on which Participant...

    d./ / Anniversary Date coinciding with or next following the date on which a Participant...

    AND, if b, c or d was selected...
         1./ /attains his _ birthday and has

         2./ /completed at least _ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1  a.   COMPENSATION (Plan Section 1.9) with respect to any Participant means:

         1. / /    Wages, tips and other Compensation on Form W-2.
         2. /X/    Code Section 3401(a) wages.
         3. / /    415 safe-harbor compensation.

    b.   COMPENSATION shall be

         1. /X/    actually paid (must be selected if Plan is integrated)
         2. / /    accrued

    c. HOWEVER, FOR NON-INTEGRATED plans, Compensation shall exclude (select all that apply):

         1. / /    N/A. No exclusions
         2. / /    overtime
         3. /X/    bonuses
         4. / /    commissions
         5. /X/    other MOVING, EDUCATIONAL EXPENSES, FRINGE BENEFITS,
         TERMINATION SEPARATION, SEVERANCE ALLOWANCES, EMPLOYER STOCK.

    d.   FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

         1. /X/    the Plan Year.
         2. / /    the Fiscal Year coinciding with or ending within the Plan
                   Year.
         3. / /    the Calendar Year coinciding with or ending within the Plan
                   Year.

    NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

    e. HOWEVER, for an Employee's first year of Participation, Compensation shall be recognized as of:

         1. / /    the first day of the Plan Year.
         2. /X/    the date the Participant entered the Plan.

    f. IN ADDITION, COMPENSATION 1. /X/ shall 2. / / shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) or 403(b).

E2  SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION
    (Plan Section 11.2) Each Employee may elect to have his Compensation reduced by:

    a. / /    _%
    b. / /    up to _%
    c. /X/    from 1% to 15%
    d. / /    up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 404 and 415.

    AND . . .

    e. /X/ A Participant may elect to commence salary reductions as of THE FIRST DAY OF THE PAY PERIOD COINCIDING WITH OR NEXT FOLLOWING MEETING ELIGIBILITY REQUIREMENTS. A Participant may modify the amount of salary reductions as of THE FIRST DAY OF EACH CALENDAR QUARTER.

    AND . . .

              Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

              f. / / Yes
              g. /X/ No

E3  FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION
    (Plan Section ll.l (b))

    a. / /    N/A. There shall be no matching contributions.
    b. /X/    The Employer shall make matching contributions equal to 25% (e.g.
              50%) of the Participant's salary reductions and/or Voluntary
              Employee Contributions (as elected in E3d of this Section).
    c. / /    The Employer may make matching contributions equal to a
              discretionary percentage, to be determined by the Employer, of the Participant's salary reductions and/or Voluntary Employee
              Contributions (as elected in E3f of this Section).
    d. / /    The Employer shall make matching contributions equal to the sum of ___% of the portion of the Participant/s salary reductions and/or Voluntary Employee Contributions (as elected in E3f of this Section) which do not exceed ___% of the Participant's
              Compensation plus ___% of the portion of the Participant's salary reductions and/or Voluntary Employee Contributions (as elected in E3f of this Section) which exceed ___% of the Participant's
              Compensation, but do not exceed ___% of the Participant's
              Compensation.
    e. / /    The Employer shall make matching contributions equal to the percentage determined under the following schedule:

              Participant's Total           Matching Percentage
               Years of Service

                   -                             -

                   -                             -

                   -                             -

    FOR PLANS WITH MATCHING CONTRIBUTIONS

    f. /X/    Matching contributions shall be based on:
              1. /X/ Salary Deferrals
              2. / / Voluntary Employee Contributions
              3. / / Both of the above

    g. /X/ Matching contributions h. / /shall i./X/shall not be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).

    j. /X/ Shall a Year of Service be required in order to share in the matching contributions?

              With respect to Plan Years beginning after 1989...
              1. / /Yes (Could cause Plan to violate minimum participation and coverage requirements under Code Sections 401(a)(26) and
                     410)

              2. /X/No

              With respect to Plan Years beginning before 1990...
              1. /X/N/A New Plan or same as years beginning after 1989.
              2. / /Yes
              3. / /No

    k. /X/ In determining matching contributions, salary reductions and Voluntary Employee Contributions (whichever are applicable) shall only be matched to the extent they do not, in the aggregate, exceed 6% of a Participant's Compensation.
              1. / /N/A

    m. /X/    The matching contribution made on behalf of a Participant for any
              Plan Year shall not exceed $_ .    n. /X/N/A

    o. /X/    Matching contributions shall be made on behalf of
              1. /X/all Participants.
              2. / /only Non-Highly Compensated Employees.

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NONELECTIVE CONTRIBUTION) (Plan Section 11.1(c))?

    a. / /    No.
    b. / /    Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
    C. /X/    Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.

    IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

    d. /X/    FOR A NON-INTEGRATED PLAN

              The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

    e. / /    FOR AN INTEGRATED PLAN

              The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

    f. / /    The Taxable Wage Base.

    g. / /    The greater of $l0,000 or 20% of the Taxable Wage Base.

    h. / /    _% of the Taxable Wage Base. (See Note below)

    i. / /    $_. (see Note below)

NOTE:  The integration percentage of 5.7% shall be reduced to:

    l. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
    2. 5.4% if h. or i. above is less than l00% and more than 80% of the Taxable Wage Base.

E5  QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 11.1 (d))

    a. /X/ N/A. There shall be no Qualified Non-Elective Contributions except as provided in Section 11.5 (b) and 11.7 (h).

    b. / / The Employer shall make a Qualified Non-Elective Contribution equal to / /% of the total Compensation of all Participants eligible to share in the allocations.

    c. / / The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6  FORFEITURES (Plan Section 4.3 (e))

    a. Forfeitures of contributions other than matching contributions shall be...

         1. / /    added to the Employer's contribution under the Plan.

         2. / /    allocated to all Participants eligible to share in the
                   allocations in the same proportion that each Participant's
                   Compensation for the year bears to the Compensation of all
                   Participants for such year.
         3. / /    used to reduce the Employer's contribution under the Plan.

    b. Forfeitures of matching contributions shall be...

         l. / /    N/A. No matching contributions or match is fully vested.

         2. / /    used to reduce the Employer's matching contribution.

         3. / / allocated to all Participants eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

         4. /X/    added to Employer's contribution under the Plan.

E7  ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.3)
    With respect to Plan Years beginning after 1989, a Participant...

    a. / /    shall (Plan may become discriminatory)
    b. / /    shall not

    be required to complete a Year of Service in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective Contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Year of Service to share in the allocations.

E8  ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4:3 (k))
    Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

    a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures:

         1. For Plan Years beginning after 1989,

              i.   /X/  N/A, Plan does not provide for such contributions.
              ii.  / /  shall share in the allocations provided such
                        Participant completed more than 500 Hours of Service.
              iii. / / shall share in such allocations provided such Participant completed a Year of Service.
              iv.  / /  shall not share in such allocations, regardless of
                        Hours of Service.

         2. For Plan Years beginning before 1990,

              i.   /X/  N/A, new Plan, or same as for Plan Years beginning
                        after 1989.
              ii.  / /  shall share in such allocations provided such
                        Participant completed a Year of Service.
              iii. / / shall not share in such allocations, regardless of Hours of Service.

    NOTE: If a.1.iii or iv is selected, the Plan could violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

    b.   With respect to the allocation of Employer Matching contributions, a
         Participant:

         1. For Plan Years beginning after 1989,

              i.   / /  N/A, Plan does not provide for matching contributions.
              ii.  /X/  shall share in the allocations, regardless of Hours of
                        Service.
              iii. / / shall share in the allocations provided such Participant completed more than 500 Hours of Service.
              iv.  / /  shall share in such allocations provided such
                        Participant completed a Year of Service.
              v.   / /  shall not share in such allocations, regardless of
                        Hours of Service.

         2. For Plan Years beginning before 1990,

              i.   /X/  N/A, new Plan, or same as years beginning after 1989.
              ii.  / /  shall share in the allocations, regardless of Hours of
                        Service.
              iii  / /  shall share in such allocations provided such
                        Participant completed a Year of Service.
              iv.  / /  shall not share in such allocations, regardless of
                        Hours of Service.


    NOTE: If b.1.iv or v is selected, the Plan could violate minimum participation and coverage requirements under Code Section 401
              (a)(26) and 410.

E9  ALLOCATIONS OF EARNINGS (Plan Section 4.3 (c))

    Allocations of earnings with respect to amounts contributed to the Plan after the previous Anniversary Date or other valuation date shall be determined...

    a. / /    by using a weighted average.
    b. / /    by treating one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the
              previous Anniversary Date or valuation date.
    c. / /    by using the method specified in Section 4.3 (c).
    d. /X/    other UNIT VALUES.

E10 LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

    a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

         1. /X/    N/A.
         2. / /    The provisions of Section 4.4(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.
         3. / /    Provide the method under which the Plans will limit total
                   Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                   -

                   -

                   -

    b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

         1. /X/    N/A.

         2. / / In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the
                   1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.4(a)(4) of the Plan.

         3. / / Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                   -

                   -

                   -

E11 DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h)) Distributions upon the death of a Participant prior to receiving any benefits shall...

    a. /X/ be made pursuant to the election of the Participant or beneficiary.

    b. / / begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.

    c. / /    be made within 5 years of death for all beneficiaries.

    d. / /    other

E12 LIFE EXPECTANCIES (Plan Section 6.5 (f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

    a. / /    be recalculated at the Participant's election.

    b. / /    be recalculated.

    c. /X/    not be recalculated.

E13 CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

    a. /X/ N/A. Immediate Distributions may be made at Participant's election.

    b. / /    The Participant has incurred / / l-Year Break(s) in Service.

    c. / /    The Participant has reached his or her Early or Normal Retirement
              Age.

    d. / / Distributions may be made at the Participant's election on or after the Anniversary Date following termination of employment.

    e. / /    Other

E14 FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
    Distributions under the Plan may be made...

    a.   1.   / /  in lump sums.
         2.   /X/  in lump sums or installments.*

    b.   AND, pursuant to Plan Section 6.13,

         1.   /X/  no annuities are allowed (avoids Joint and Survivor rules).
         2.   / /  annuities are allowed (Plan Section 6.13 shall not apply).

    NOTE:b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

    c.   AND may be made in...

         1.   /X/  cash only (except for insurance or annuity contracts).
         2.   / /  cash or property.

         *Installments will be distributed as time certain payments. The plan participant will choose the period of years over which he/she will receive benefit payments.

TOP HEAVY REQUIREMENTS

Fl TOP HEAVY DUPLICATIONS (Plan Section 4.3 (i) ): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

    a. /X/    The Employer does not maintain a Defined Benefit Plan.

    b. / / A minimum, non-integrated contribution of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)

    c. / / A minimum, non-integrated contribution of 7 1/2% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)

    d. / / Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

              -

              -

              -

              -

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on.

    a. /X/    N/A. The Employer does not maintain a defined benefit plan.

    b. / /    Interest Rate:_

              Mortality Table:_

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans.

    a. /X/    N/A.

    b. / / A minimum, non-integrated contribution of 3% of each Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.

    c. / / Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

              -

              -

              -

MISCELLANEOUS

G1  LOANS TO PARTICIPANTS (Plan Section 7.4)

    a. /X/    Yes, loans may be made up to $50,000 or 1/2 Vested interest.
    b. / /    No, loans may not be made.

    If YES, (check all that apply)...

    c. /X/    loans shall be treated as a Directed Investment.
    d. /X/    loans shall only be made for hardship or financial necessity.
    e. /X/    the minimum loan shall be $1,000
    f. / /    $10,000 de minimis loans may be made regardless of Vested
              interest. (If selected, plan may need security in addition to Vested interest)

    NOTE:Department of Labor Regulations require the adoption of a SEPARATE written loan program setting forth the requirements outlined in Plan
         Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.8) are permitted for the interest in any one or more accounts.

    a. /X/    Yes, regardless of the Participant's Vested interest in the Plan.
    b. / /    Yes, but only with respect to the Participant's Vested interest in the Plan.
    c. / /    Yes, but only with respect to those accounts which are 100%
              Vested.
    d. / /    No directed investments are permitted.

G3  TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.6)

    a. /X/ Yes, transfers from qualified plans (and rollovers) will be allowed.
    b. / / No, transfers from qualified plans (and rollovers) will not be allowed.

    AND, transfers shall be permitted...

    c. / /    from any Employee, even if not a Participant.
    d. /X/    from Participants only.

G4  EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.7)

    a. / /    Yes, Voluntary Contributions are allowed subject to the limits of
              Section 4. 10.
    b. /X/    No, Voluntary Contributions will not be allowed.

    NOTE: TRA '86 subjects voluntary contributions to strict discrimination rules.

G5  HARDSHIP DISTRIBUTIONS (Plan Section 6.11 and 11.8)

    a. / /    Yes, from any accounts which are 100% Vested.
    b. / /    Yes, from Participant's Elective Account only.
    c. / /    Yes, but limited to the Participant's Account only.
    d. /X/    Yes, from any accounts
    e. / /    No

    NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6  PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

    a. / / If a Participant has reached the age of_, distributions may be made, at the Participant's election without requiring the Participant to terminate employment.

    b. /X/    No pre-retirement distribution may be made.

    NOTE: Distributions from a Participant's Elective Account and Qualified Non-
          Elective Account are not permitted Prior to age 59 1/2.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document #01. This Adoption Agreement and the basic Plan document shall together be known as Regis Retirement Plan Services, Inc. Non-Standardized 401(k) Profit Sharing Plan #01-005.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Regis Retirement Plan Services, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by Regis Retirement Plan Services, Inc. or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify Regis Retirement Plan Services, Inc. of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 7th day of May, 1997. Furthermore, this Plan may not be used unless acknowledged by Regis Retirement Plan Services, Inc. or its authorized representative.

EMPLOYER

Coastcast Corporation                  Fleet National Bank
------------------------------    ------------------------------
         (enter name)                       TRUSTEE

By: /s/ ROBERT C. BRUNING                by: /s/ [Illegible]
   ---------------------------       ---------------------------
                                            TRUSTEE

PARTICIPATING EMPLOYER:                PARTICIPATING EMPLOYER:

------------------------------    ------------------------------
         (enter name)                       (enter name)

By:                               By:
   ---------------------------       ---------------------------

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of Regis Retirement Plan Services, Inc. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

    Regis Retirement Plan Services, Inc.

    By: /s/ TERRY MARTIN
       -------------------------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name     Roberto Roman, Director Human Resources
         -------------------------------------------------------

Address  Coastcast Corporation/PO Box 9076
         -------------------------------------------------------
         Rancho Dominguez CA  90224
         -------------------------------------------------------
Telephone (310) 638-0595
         -------------------------------------------------------